UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 27, 2014 (March 26, 2014)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2014, the Board of Directors (the “Board”) of Amedisys, Inc. (the “Company”) appointed Nathaniel M. Zilkha to the Board upon the recommendation of the Board’s Nominating and Corporate Governance Committee. Mr. Zilkha is a member of the general partner of KKR & Co. L.P. (together with its affiliates, “KKR”) and serves as Head of KKR’s credit platform and as the Global Co-Head of Special Situations. With this addition, the Company’s Board now comprises seven directors. It is intended that Mr. Zilkha will be a nominee for election to the Board at the Company’s 2014 Annual Meeting of Stockholders to be held in early June 2014. Contemporaneously with his appointment to the Board, Mr. Zilkha was also appointed to the Audit, Compensation, Compliance and Ethics, Nominating and Corporate Governance and Quality of Care Committees of the Board.

The Company reports that there are no other transactions between the Company or any of its subsidiaries, on the one hand, and Mr. Zilkha and/or KKR, on the other hand, that would require disclosure pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Zilkha will receive the Company’s standard non-employee director compensation, as described in the Company’s 2013 Proxy Statement on Schedule 14A, filed with the United States Securities and Exchange Commission on April 26, 2013. In connection with his service on the Board, the Company and Mr. Zilkha will enter into an Indemnification Agreement, a form of which was previously filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On March 27, 2014, the Company issued a press release titled “Amedisys Expands its Board of Directors with Appointment of KKR’s Nathaniel M. Zilkha,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 27, 2014 titled “Amedisys Expands its Board of Directors with Appointment of KKR’s Nathaniel M. Zilkha” (furnished only)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Ronald A. LaBorde
Ronald A. LaBorde
President and Interim Chief Executive Officer

DATE: March 27, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 27, 2014 titled “Amedisys Expands its Board of Directors with Appointment of KKR’s Nathaniel M. Zilkha” (furnished only)

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